SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2016

AIRBORNE WIRELESS NETWORK
(Exact name of Company as specified in its charter)

Nevada	333-179079	27-4453740
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

4115 Guardian Street, Suite C, Simi Valley, California 93063

(Address of principal executive offices)

(805) 583-4302

(Company's Telephone Number)

_____________________________________________________

(Former name, address and telephone number specified on last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSET.

As previously disclosed, on July 31, 2016, Airborne Wireless Network, a Nevada corporation (the "Company"), as the therein defined "Buyer," and Apcentive, Inc., a Nevada corporation, defined therein as the "Seller" ("Apcentive") entered into and executed a written Intellectual Property Purchase Agreement (the "Purchase Agreement"). Pursuant to the terms and conditions of the Purchase Agreement, the Company will purchase from Apcentive a patent and a trademark (the "Intellectual Property").

On August 3, 2016, Apcentive assigned the Intellectual Property to the Company, and the Company has initiated the process to cause the Intellectual Property to be transferred on the books and records of the United States Patent and Trademark Office.

Pursuant to the provisions of the Purchase Agreement, the consideration to be provided by the Company for the Intellectual Property is (i) 40,000,000 shares of the Company's common stock and (ii) a royalty in the amount of 1½ % of the net cash revenue the Company receives from the promotion, marketing, sale, distribution, and other exploitation of the patent included the Intellectual Property.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On August 3, 2016, the Company issued to Apcentive 40,000,000 million shares of the Company's $.001 par value common stock, in exchange and as consideration for the Intellectual Property.

Those shares were issued in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, pursuant to the provisions of Section 4(a)(2) of that act, as a transaction not involving a public offering of securities.

ITEM 7.01 REGULATION FD

On August 4, 2016, the Company issued a press release announcing the acquisition of the Intellectual Property and its intended use.

A copy of that press release is attached to this Current Report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this ITEM 7.01 and in that press release is deemed to be "furnished" and shall not be deemed to be "filed" for purpose of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth this ITEM 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01 Exhibits

Exhibit No.	Description

99.1	Press Release dated August 4, 2016, announcing the acquisition of the Intellectual Property and its intended use.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: August 5, 2016	By:	/s/ J. Edward Daniels
J. Edward Daniels
President & CEO

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 4, 2016, announcing the acquisition of the Intellectual Property and its intended use.

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